UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 10, 2005
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                               ZYMOGENETICS, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Washington                   000-33489                  91-1144498
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  (State or Other Jurisdiction        (Commission File No.)       (IRS Employer
          of Incorporation)                                  Identification No.)

            1201 Eastlake Avenue East, Seattle, Washington 98102-3702
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          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 442-6600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

On February 10, 2005, ZymoGenetics, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004. The full text of the press release is set forth in Exhibit
99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Item 8.01.        Other Events

Bruce L.A. Carter, President and Chief Executive Officer of the Company, has entered into a written plan for trading common stock of the Company (the "Plan") that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934, as amended. The Plan takes effect February 14, 2005, with a term of one year. Pursuant to the Plan, Dr. Carter may sell up to 25,000 shares of common stock every three months, provided the price exceeds a specified price per share. Dr. Carter has entered into the Plan for personal financial planning reasons. The total number of shares that may be sold under the Plan represents approximately 6.7% of Dr. Carter's total holdings of the Company's common stock, including vested and unvested stock options for the purchase of the Company's common stock.

James A. Johnson, Senior Vice President and Chief Financial Officer, and
Jan K. Ohrstrom, Senior Vice President of Commercial Operations, have entered into similar plans, pursuant to which they may sell up to 5,500 and 7,000 shares, respectively, every three months beginning February 14, 2005. The total number of shares that may be sold under such plans represents approximately 5.6% and 7.5%, respectively, of Mr. Johnson's and Dr. Ohrstrom's total holdings of the Company's common stock, including vested and unvested stock options for the purchase of the Company's common stock.

It is possible that other executive officers of the Company may enter into similar plans in the future.

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Item 9.01.        Financial Statements and Exhibits.

               (c)      99.1              Press Release dated February 10, 2005

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZYMOGENETICS, INC.



Dated:  February 11, 2005              By    /s/ James A. Johnson
                                             ---------------------------------
                                             James A. Johnson
                                             Senior Vice President,
                                             Chief Financial Officer

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                                  Exhibit Index

                   99.1 Press Release issued February 10, 2005



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